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                                                                [Execution Copy]

                                AMENDMENT NO. 6

               AMENDMENT NO. 6 dated as of September 30, 1996 between TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company"), the Banks (as such term is defined below) party hereto and THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank, N.A. ("Chase"), as agent (the "Agent").

               The Company, certain lenders (the "Banks") and the Agent are party to a Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement"). The Company has requested that the Banks agree, and the Banks party hereto are willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions of this Amendment. Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

               Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

               A. Definition of Cash Flow. The last sentence of the definition of "Cash Flow" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

               "Solely for the purposes of computations under Sections 8.11,
        8.12 and 8.13 hereof, the calculation of "Cash Flow" for any period that includes any of the fiscal quarters of the Company ending December 31, 1995, and March 31, June 30, September 30 and December 31, 1996, shall exclude the adjustments described in the letter dated November 4, 1996 of the Company to the Banks titled "TBS Credit Facilities Post Time Warner Merger" to the extent that the aggregate of


                                 Amendment No. 6
                                 ---------------



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                                      - 2 -



        such adjustments for all such fiscal quarters does not exceed 105% of the aggregate of the "Ultimate Adjustments" and "Merger Adjustments" for all such fiscal quarters set forth in Annex 1 to Amendment No. 6 hereto (it being understood that, to the extent the aggregate of such adjustments shall exceed 105% of the aggregate of such "Ultimate Adjustments" and "Merger Adjustments", such excess shall be treated as expense items in the manner otherwise required by this definition in calculating net income under clause (a) of this definition)."

               B. Funded Debt Ratio. Section 8.13 of the Credit Agreement shall be amended in its entirety to read as follows:

                      "8.13 Funded Debt Ratio. The Company shall not permit the Funded Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

               Period                                     Ratio
               ------                                     -----

        From and including
          the first Delivery Date
          after September 30, 1996
          through but excluding
          the first Delivery Date after
          December 31, 1996                               6.50 to 1

        From and including
          the first Delivery Date
          after December 31, 1996
          through but excluding
          the first Delivery Date after
          March 31, 1997                                  6.50 to 1

        From and including
          the first Delivery Date
          after March 31, 1997
          through but excluding
          the first Delivery Date after
          September 30, 1997                              5.50 to 1




                                 Amendment No. 6
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                                      - 3 -

        From and including
          the first Delivery Date
          after September 30, 1997
          through but excluding
          the first Delivery Date after
          March 31, 1998                                  5.00 to 1

        From and including
          the first Delivery Date
          after March 31, 1998
          and at all times thereafter                     4.50 to 1"



               Section 3.  Representations and Warranties.  The
Company represents and warrants to the Banks and the Agent that:

               (a) this Amendment has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms; and

               (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

               Section 4. Conditions To Effectiveness. The amendments to the Credit Agreement set forth in Section hereof shall become effective, as of the date hereof, upon the receipt by the Agent of this Amendment, duly executed and delivered by the Company, the Majority Banks and the Agent.

               Section 5. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further





                                 Amendment No. 6
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                                      - 4 -



amended, supplemented and otherwise modified and in effect from time to time.

               Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

               Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.





                                 Amendment No. 6
                                 ---------------



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                                      - 5 -

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                                TURNER BROADCASTING SYSTEM, INC.



                                                By  /s/ William P. Eddy
                                                  ____________________________
                                                Title: Assistant Treasurer















                                Amendment No. 6
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Signature pages for the Banks that are Parties to Amendment No. 6  to  the  1993
TBS Credit Agreement have been omitted.










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TBS Inc.
Debt Covenant Projections
Post Merger 1996 Forecast

                                       Quarter           Quarter          Quarter          Quarter        Quarter         Full Year
                                       12/31/95          3/31/96          6/30/96          9/30/96        12/31/96        12/31/96
                                       --------          -------          -------          -------        --------        --------
Cash Flow As Adjusted                                   75,391           118,072          142,000          179,000         514,463
Adjustments:
CRE ultimate adjustments                                                                  (42,000)a        (30,000)a       (72,000)
NLC ultimate adjustments                                                                  (50,000)a        (49,000)a       (99,000)
TPS contract                                                                                                (4,000)b        (4,000)
Merger costs                           (9,749) b          (951)b          (5,762)b         (2,089)b        (43,000)b       (51,802)
Severance costs                                                                                            (37,000)b       (37,000)
Affiliation agreements                                                                                      (2,000)b        (2,000)
Development costs:
   Castle Rock Entertainment                                                                               (25,000)b       (25,000)
   New Line Cinema                                                                                         (45,000)b       (45,000)
   TBS                                                                                                     (48,000)b       (48,000)
Licensed and Produced Prog:
   TNT                                                                                                     (10,000)b       (10,000)
   WTBS                                                                                                    (73,000)b       (73,000)
                                      ----------       ----------        ----------       ----------       ----------    ----------

Reported OCF                                            74,440           112,310           47,911        (187,000)          47,661

Ultimate Adjustments sum of a                                                            (92,000)         (79,000)       (171,000)
Merger Adjustments sum of b           (9,749)            (951)           (5,762)          (2,089)        (287,000)       (295,802)


NOTE: The above  adjustments are estimates based on facts existing as of October
      31, 1996. Due to the subjective nature of the estimation process, the adjustments may change.

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